                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                    Cyrus Capital Partners GP, L.L.C.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Aviation Partners II, L.P.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Capital Partners, L.P.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Aviation Investor, LLC

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    Cyrus Capital Advisors, L.L.C.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    CYR Fund, L.P.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    CCP Investments I, L.P.

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    VAI Management, LLC

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14

Name:                                    VAI Partners LLC

Address:                                 c/o Cyrus Capital Partners, L.P.
                                         399 Park Avenue, 39th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       11/13/14